UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2015

KANSAS CITY SOUTHERN

(Exact name of company as specified in its charter)

DELAWARE	1-4717	44-0663509
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

427 West 12th Street, Kansas City, Missouri 64105

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(816) 983 - 1303

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2015, the Compensation Committee of the Board of Directors of the Company approved certain nonmaterial amendments to the Company’s Annual Incentive Plan (“AIP”). A copy of the revised AIP is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.07 Submission of Matters to Vote of Security Holders.

At the 2015 Annual Meeting of Stockholders of the Company held on May 7, 2015, the proposals listed below were submitted to a vote of the stockholders. The proposals are described in the Company’s definitive proxy statement for the 2015 Annual Meeting previously filed with the Securities and Exchange Commission on April 6, 2015.

Proposal 1 – Election of two directors

The following nominees for the Board of Directors of the Company were elected to hold office until the Annual Meeting of Stockholders of the Company in 2016:

Nominee: Lu M. Cordova

For	Against	Abstain	Broker Non-Vote
91,426,180	1,631,684	254,611	8,057,688

Nominee: Thomas A. McDonnell

For	Against	Abstain	Broker Non-Vote
90,922,047	2,134,648	255,780	8,057,688

Proposal 2 – Ratification of the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for 2015.

Company stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2015 as set forth below:

For	Against	Abstain
100,412,024	669,789	288,350

Proposal 3 – Advisory (non-binding) vote approving the 2014 compensation of the Company’s Named Executive Officers.

Company stockholders cast their votes with respect to the advisory (non-binding) vote approving the 2014 compensation of the Company’s Named Executive Officers as set forth below:

For	Against	Abstain	Broker Non-Vote
90,466,138	2,424,885	421,452	8,057,688

Proposal 4 – Stockholder proposal to reduce ownership percentage needed to call a special stockholder meeting.

Company stockholders did not approve the proposal to reduce ownership percentage needed to call a special stockholder meeting as set forth below:

For	Against	Abstain	Broker Non-Vote
35,908,839	56,783,477	620,159	8,057,688

Item 7.01 Regulation FD Disclosure

In a news release dated May 8, 2015, the Company announced the results of its 2015 Annual Meeting of Stockholders. A copy of the news release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Kansas City Southern Annual Incentive Plan, amended and restated effective as of January 1, 2015

99.1	News release dated May 8, 2015, issued by Kansas City Southern entitled “KCS Holds Annual Meeting of Stockholders, Elects Two Directors and Announces Preferred and Common Dividends.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern

May 8, 2015	By:	/s/ Adam J. Godderz
	Name:	Adam J. Godderz
	Title:	Associate General Counsel & Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1	Kansas City Southern Annual Incentive Plan, amended and restated effective as of January 1, 2015

99.1	News release dated May 8, 2015, issued by Kansas City Southern entitled “KCS Holds Annual Meeting of Stockholders, Elects Two Directors and Announces Preferred and Common Dividends.”